American Century Variable Portfolios, Inc. Prospectus and Summary Prospectus Supplement VP VistaSM Fund
Supplement dated October 11, 2013 ■ Prospectus and Summary Prospectus dated May 1, 2013

The following replaces the Portfolio Managers section on page 4 of the prospectus and summary prospectus.

Portfolio Managers

David M. Hollond, Chief Investment Officer, U.S. Growth Equity – Mid & Small Cap, Senior Vice President and Senior Portfolio Manager, rejoined the team that manages the fund in 2013. He previously was on the team from the fund’s inception to 2008.

Greg Walsh, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2013.

The following replaces The Fund Management Team section on page 8 of the prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

David M. Hollond

Mr. Hollond, Chief Investment Officer, U.S. Growth Equity –Mid & Small Cap, Senior Vice President and Senior Portfolio Manager, rejoined the team that manages the fund in 2013. He previously was on the team from the fund’s inception to 2008. He joined American Century Investments in 1998 and became a portfolio manager in 2004. He has a bachelor’s degree in Russian and economics from Grinnell College, a master’s degree in economics from the University of Wisconsin, a master’s degree in international studies from the University of Pennsylvania and an MBA in finance from The Wharton School at the University of Pennsylvania.

Greg Walsh

Mr. Walsh, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2013. He joined American Century Investments in 2003 as an investment analyst and became a portfolio manager in 2008. He has a bachelor of art degree in economics and accounting from Claremont McKenna College and an MBA from The Wharton School at the University of Pennsylvania.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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